THE BIBB COMPANY





INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE







CUSIP 088667 10 0







THIS CERTIFIES that





is the owner of



FULLY-PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF
THE PAR VALUE OF
$.01 EACH OF





THE BIBB COMPANY
transferable only on the books of the Corporation by the holder hereof in person or by his duly authorized attorney upon surrender of this certificate properly endorsed.

 This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

 Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


Dated:





Vice President, Chief Financial Officer







President, Chief Executive Officer







COUNTERSIGNED AND REGISTERED:

AMERICAN STOCK TRANSFER & TRUST COMPANY

(NEW YORK, NEW YORK)

TRANSFER AGENT

AND REGISTRAR

BY:




AUTHORIZED SIGNATURE

 The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM

TEN ENT

JT TEN

 ..
A

 ..
A

 ..
A


as tenants in common

as tenants by the entireties

as joint tenants with right of

 survivorship and not as tenants

 in common

                  ..
UNIF GIFT MIN ACT A  Custodian

(Cust)    (Minor)

under Uniform Gifts to Minors

Act

 (State)



Additional abbreviations may also be used though not in the above list.

PLEASE INSERT SOCIAL SECURITY OR OTHER

IDENTIFYING NUMBER OF ASSIGNEE





(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)





 Shares

of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

 Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated



 NOTICE:

THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND
CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM), PURSUANT TO
S.E.C. RULE 17Ad -15.